SUPPLEMENT DATED MAY 25, 2000 TO THE
                       PROSPECTUSES DATED AUGUST 31, 1999

                       CLS ADVISORONE FUNDS (THE "TRUST")
                     THE AMERIGO FUND AND THE CLERMONT FUND
                                     CLASS C
                     THE AMERIGO FUND AND THE CLERMONT FUND
                                     CLASS N

     THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUSES.

     At a Special Meeting of Shareholders held on December 22, 1999, shareholders of the Amerigo and Clermont Funds (the "Funds") approved interim advisory agreements between the Trust and the newly-created, indirect, wholly-owned subsidiary of Orbitex Financial Services Group, Inc. (the "New Adviser"). The interim advisory agreements became effective upon the merger of Clarke Lanzen Skalla Investment Firm, Inc. ("CLS Advisors"), the Funds' current investment adviser, with the New Adviser.

     The merger of CLS Advisors and New Adviser occurred on January 1, 2000. New Adviser, which has the same name as CLS Advisors, is serving as the Funds' investment adviser pursuant to the interim advisory agreements until the reorganization of the Funds into newly-created portfolios of the Orbitex Group of Funds. The reorganization was approved by shareholders at the Special Meeting of Shareholders held on December 22, 1999 and is expected to occur on or about June 5, 2000.

     Accordingly, the following information should replace the information under "Investment Adviser" and "Portfolio Manager" paragraphs in the "Who Manages the Funds" sections of the Prospectuses:

     INVESTMENT ADVISER. Clarke Lanzen Skalla Investment Firm, Inc. ("CLS" or the "Manager"), a New York corporation, serves as investment adviser to the Funds. The Manager (or its predecessor) has been an investment adviser to individuals, employee benefit plans, trusts, and corporations since 1989. The Manager (or its predecessor) has managed the Funds since their inception on July 14, 1997. As of May 22, 2000, the Manager managed approximately $949 million in assets in separately-managed accounts. The Manager maintains its principal offices at 14747 California Street, Omaha, Nebraska 68154-1979.

     PORTFOLIO MANAGER. Randal D. Skalla, Portfolio Manager, is primarily responsible for the day to day management of the Funds. Mr. Skalla has managed the Funds since their inception on July 14, 1997.

     Mr. Skalla, a Trustee and Vice President of the Trust, has been a director and the Chief Investment Officer of the Manager (or its predecessor) since December 1992. He is a graduate of Brigham Young University, where he earned a Bachelor of Science degree in Economics and a Masters of Business Administration degree with an emphasis in Finance and Investments.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE